Exhibit 1.01

Conflict Minerals Report
Calix, Inc.
For the Year Ended December 31, 2021

This Conflict Minerals Report (“CMR”) is provided to comply with Rule 13p-1 of the Securities Exchange Act of 1934, as amended, for Calix, Inc. (“Calix”) for the calendar year ended December 31, 2021. Rule 13p-1, as implemented by the Securities and Exchange Commission (“SEC”), imposes reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Rule 13p-1 applies to SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products, other than conflict minerals sourced solely from recycled or scrap sources. Conflict minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten and gold, referred to as 3TG.

If a registrant has reason to believe that any of the conflict minerals in their supply chain may have originated in the Democratic Republic of the Congo (“DRC”) or an adjoining country (together with the DRC, the “Covered Countries”), or a registrant is unable to determine the country of origin of those conflict minerals, then the registrant must exercise due diligence on the source and chain of custody of those conflict minerals.

Overview

Calix is a leading global provider of cloud and software platforms, systems and services that focus on the access network, the portion of the network that governs available bandwidth and determines the range and quality of services that can be offered to subscribers. Calix’s cloud and software platforms enable communication service providers to provide a wide range of revenue-generating services, from basic voice and data to advanced broadband services, over legacy and next-generation access networks. Calix primarily relies upon third-party manufacturing partners to manufacture its products, purchase components or materials that may contain smelted or refined minerals and purchase raw ore or minerals. Calix is several levels removed from the purchase of raw ore and minerals or the mining of conflict minerals which occurs much further upstream in the supply chain.
For purposes of Rule 13p-1, we engaged a third-party vendor to assist with survey efforts and outreach with our third-party manufacturing partners and to make inquiries regarding suppliers further upstream in order to ascertain information on the conflict mineral content in our products as well as the origin of the conflict minerals in components and materials in our products. We rely upon third-party manufacturing partners, consisting of contract manufacturers and original design manufacturers, to source for and produce our products based on our requirements, and in some cases we have no visibility into the upstream suppliers and do not control the supplier sourcing decisions. In selecting manufacturing partners, we require partners to regularly engage with and assess their supplier base as relevant to the components and materials for Calix products.

Based on evaluations together with our manufacturing partners for 2021, we identified that some components and materials that are included in Calix access systems contain conflict minerals.

Reasonable Country of Origin Inquiry

In order to perform a reasonable country of origin inquiry, or RCOI, we and our third-party vendor worked directly with our suppliers and our third-party manufacturers to conduct surveys of their direct supplier base to determine whether the conflict minerals contained in components of Calix products originated from the Covered Countries. This survey was conducted using the Conflict Minerals Reporting Template (“CMRT”) developed by the Responsible Minerals Initiative (“RMI”), and included inquiries related to the facilities used to process conflict minerals, a supplier’s commitment and processes to support conflict free sourcing and the smelters and refiners used, including a supplier’s further inquiries made upstream in the supply chain to ascertain such information. The survey
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was used to collect information to facilitate our understanding of the country of origin of conflict minerals and information on the conflict free status for smelters and refiners used by the supplier or its upstream suppliers.

For 2021, surveys were distributed to approximately 223 suppliers with a reported response rate of 99% for completed surveys. To support improved response rate and quality of the CMRT process, personnel that have oversight responsibilities for conflict minerals within our manufacturing partner organizations review the CMRT responses and engage with our manufacturing partners to conduct follow-up inquiries for CMRT completeness and accuracy. Information regarding the RMI is included in surveys sent to the supplier base and manufacturing partners generally provide information and training to assist suppliers with completing the CMRT.

Based on the RCOI described above, we have reason to believe that some of the components used in the manufacture of our products in 2021 contained conflict minerals that originated from the Covered Countries and were not sourced solely from recycled or scrap sources.

Supply Chain Due Diligence and Assessment

Based on the RCOI on our supply chain and as required by Rule 13p-1, we undertook due diligence on our supply chain. The objective of this due diligence was to ascertain whether the conflict minerals directly or indirectly financed or benefited arms groups in the Covered Countries, including for the smelters identified through the CMRTs as providing conflict minerals that originated from the Covered Countries.

Based on our RCOI for 2021, there were approximately 433 smelters and refiners that were identified by suppliers as a source of conflict minerals originating from the Covered Countries. We conducted further due diligence on our supply chain to assess the source and chain of custody of the conflict minerals applying due diligence measures designed to conform with the Organization for Economic Co-operation and Development Due Diligence Guidelines for Responsible Supply Chains of Minerals from High Risk Areas and related supplements. These further actions included:

•Collection of conflict minerals information from the supply chain utilizing the CMRT
•Reviews of supplier, smelter and refinery information in CMRT responses for plausibility, consistency and completeness
•Follow-up efforts with suppliers for information about identified smelters and refiners
•Engagement with suppliers for further conflict minerals reporting upstream through the supply chain
•Review whether identified smelters and refiners, including those identified as a source of conflict minerals originating from the Covered Countries, are listed as participating in the Responsible Minerals Assurance Process (“RMAP”) operated by the RMI or otherwise verified as conflict free by industry recognized programs
•Conduct supplier outreach as recommended and in support of RMI initiatives, particularly for non-responding suppliers

Based on the due diligence conducted, we determined that 419 of the smelters and refiners identified to supply conflict minerals originating in the Covered Countries are included on the RMI list of conformant, active and eligible smelters and refiners pursuant to the RMAP program operated by the RMI. Based on the information provided by our suppliers, we believe that the facilities that may have been used to process the 3TG minerals in our products include the smelters and refiners listed in Appendix I to this CMR. Pursuant to Rule 13p-1, this CMR is not subject to an independent private sector audit.

Ongoing Risk Management

We intend to continue our work with our manufacturing partners and suppliers to improve response rates to our conflict minerals surveys, including through direct and indirect outreach efforts, and to improve awareness upstream in the supply chain. We also expect to further refine conflict minerals assessments and inquiries as part of our supplier and manufacturer partner evaluation processes. This CMR is also available on Calix’s Investor Relations website at: https://investor-relations.calix.com under Governance – Governance Documents.
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Forward-Looking Statements

Statements made in this report that are not statements of historical fact are forward-looking statements. Forward-looking statements are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on our current expectations and assumptions about our business and operations and are subject to risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include the effect of changes in laws and regulations, economic, market and business conditions, the performance and operations of third-party partners and suppliers, availability of critical components and materials, and other risks as described in our Form 10-K and our quarterly reports on Form 10-Q, each as filed with the SEC. Forward-looking statements speak only as of the date the statements are made and are based on information available to us at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. We assume no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws.

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Appendix I

Metal	Smelter or Refiner Name	Smelter or Refiner Country	Identification
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129
Gold	SAAMP	FRANCE	CID002761
Gold	Alexy Metals	UNITED STATES OF AMERICA	CID003500
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
Gold	TSK Pretech	KOREA, REPUBLIC OF	CID003195
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA	CID001322
Gold	Aurubis AG	GERMANY	CID000113
Gold	DODUCO Contacts and Refining GmbH	GERMANY	CID000362
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956
Gold	Cendres + Metaux S.A.	SWITZERLAND	CID000189
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA	CID002510
Gold	Safimet S.p.A	ITALY	CID002973
Gold	Super Dragon Technology Co., Ltd.	CHINA	N/A
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	CID001078
Gold	Yamakin Co., Ltd.	JAPAN	CID002100
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	CID002918
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	CID001993
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756
Gold	Value Trading	BELGIUM	CID003617
Gold	Materion	UNITED STATES OF AMERICA	CID001113
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	CID002459
Gold	African Gold Refinery	UGANDA	CID003185
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	CID001161
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	CID000689
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	CID001032
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	CID000773
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	CID002867
Gold	Royal Canadian Mint	CANADA	CID001534

Metal	Smelter or Refiner Name	Smelter or Refiner Country	Identification
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312
Gold	The Refinery of Shandong GoldMining Co.,Ltd.	CHINA	N/A
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671
Gold	Morris and Watson	NEW ZEALAND	CID002282
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	CID000778
Gold	Agosi AG	GERMANY	CID000035
Gold	Dowa	JAPAN	CID000401
Gold	Istanbul Gold Refinery	TURKEY	CID000814
Gold	Torecom	KOREA, REPUBLIC OF	CID001955
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651
Gold	Shandong Zhaojin Gold & Silver refinery Co., Ltd	CHINA	N/A
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	CID002865
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	CID000328
Gold	Heraeus Germany GmbH Co. KG	GERMANY	CID000711
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
Gold	SAXONIA Edelmetalle GmbH	GERMANY	CID002777
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
Gold	Metalor Technologies S.A.	SWITZERLAND	CID001153
Gold	Morris and Watson Gold Coast	AUSTRALIA	CID002866
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909
Gold	MD Overseas	INDIA	CID003548
Gold	Kundan Care Products Ltd.	INDIA	CID003463
Gold	Pease & Curren	UNITED STATES OF AMERICA	CID002872
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103
Gold	K.A. Rasmussen	NORWAY	CID003497
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	CID003324
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	CID002605
Gold	Gold Coast Refinery	GHANA	CID003186
Gold	Marsam Metals	BRAZIL	CID002606

Metal	Smelter or Refiner Name	Smelter or Refiner Country	Identification
Gold	Morris and Watson	AUSTRALIA	N/A
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	CID000522
Gold	Planta Recuperadora de Metales SpA	CHILE	CID002919
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920
Gold	8853 S.p.A.	ITALY	CID002763
Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA	CID003529
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	CID001157
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	CID001916
Gold	Sai Refinery	INDIA	CID002853
Gold	Chimet S.p.A.	ITALY	CID000233
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	CID003348
Gold	Sellem Industries Ltd.	MAURITANIA	CID003540
Gold	Chugai Mining	JAPAN	CID000264
Gold	Heimerle + Meule GmbH	GERMANY	CID000694
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001810
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	CID001546
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	CID001562
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	CID002584
Gold	L'Orfebre S.A.	ANDORRA	CID002762
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	CID001220
Gold	Jiangxi Copper Co., Ltd.	CHINA	CID000855
Gold	Kazzinc	KAZAKHSTAN	CID000957
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	CID003575
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	CID003153
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	CID001980
Gold	Caridad	MEXICO	CID000180
Gold	Japan Mint	JAPAN	CID000823
Gold	Asahi Refining Canada Ltd.	CANADA	CID000924
Gold	SAFINA A.S.	CZECHIA	CID002290
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	CID002527
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	CID002708
Gold	Faggi Enrico S.p.A.	ITALY	CID002355
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA	CID003421
Gold	CGR Metalloys Pvt Ltd.	INDIA	CID003382
Gold	Universal Precious Metals Refining Zambia	ZAMBIA	CID002854

Metal	Smelter or Refiner Name	Smelter or Refiner Country	Identification
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	CID002562
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	CID003557
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
Gold	Sovereign Metals	INDIA	CID003383
Gold	Umicore Brasil Ltda.	BRAZIL	CID001977
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927
Gold	Schone Edelmetaal B.V.	NETHERLANDS	CID001573
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	CID003487
Gold	AU Traders and Refiners	GERMANY	N/A
Gold	Bangalore Refinery	INDIA	CID002863
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	CID000425
Gold	WEEEREFINING	FRANCE	CID003615
Gold	CCR Refinery - Glencore Canada Corp	CANADA	N/A
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	CID003488
Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	CID003424
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	CID001585
Gold	Industrial Refining Company	BELGIUM	CID002587
Gold	REMONDIS PMR B.V.	NETHERLANDS	CID002582
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204
Gold	Argor-Heraeus S.A.	SWITZERLAND	CID000077
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	CID003489
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	CID003425
Gold	AU Traders and Refiners	SOUTH AFRICA	CID002850
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	CID003490
Gold	Kyrgyzaltyn JSC	UNITED STATES OF AMERICA	N/A
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	CID002511
Gold	Heraeus Metals Hong Kong	CHINA	N/A
Gold	Boliden AB	SWEDEN	CID000157
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801
Gold	Dowa Metals & Mining Co. Ltd （Dowa）	JAPAN	N/A
Gold	Metalor Technologies(Suzhou) Ltd	CHINA	N/A

Metal	Smelter or Refiner Name	Smelter or Refiner Country	Identification
Gold	T.C.A S.p.A	ITALY	CID002580
Gold	Valcambi S.A.	SWITZERLAND	CID002003
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779
Gold	Asahi Pretec Corp.	JAPAN	CID000082
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	CID000707
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	CID000969
Gold	Lingbao Gold Co., Ltd.	CHINA	CID001056
Gold	Metalor Technologies(Singapore) Pte.,Ltd	SINGAPORE	N/A
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
Gold	Sudan Gold Refinery	SUDAN	CID002567
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	CID000058
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	CID002525
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563
Gold	PAMP S.A.	SWITZERLAND	CID001352
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	CID002852
Gold	JALAN & Company	INDIA	CID002893
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	CID002243
Gold	NH Recytech Company	KOREA, REPUBLIC OF	CID003189
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560
Gold	Augmont Enterprises Private Limited	INDIA	CID003461
Gold	PX Precinox S.A.	SWITZERLAND	CID001498
Gold	Italpreziosi	ITALY	CID002765
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	CID001761
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
Gold	Shirpur Gold Refinery Ltd.	INDIA	CID002588
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	CID002030
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA	CID002568
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA	CID003191
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	CID002707
Tantalum	Meta Materials	NORTH MACEDONIA	CID002847
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508
Tantalum	TANIOBIS Co., Ltd.	THAILAND	CID002544

Metal	Smelter or Refiner Name	Smelter or Refiner Country	Identification
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	CID001522
Tantalum	Telex Metals	UNITED STATES OF AMERICA	CID001891
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	CID002549
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	CID002557
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504
Tantalum	Plansee SE Reutte	AUSTRIA	CID002556
Tantalum	TANIOBIS GmbH	GERMANY	CID002545
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002550
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA	CID002548
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA	CID000731
Tantalum	QuantumClean	UNITED STATES OF AMERICA	CID001508
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	CID000616
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY	CID002546
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460
Tantalum	KEMET de Mexico	MEXICO	CID002539
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	CID000456
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192
Tantalum	Plansee SE Liezen	AUSTRIA	CID002540
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	CID000291
Tantalum	Asaka Riken Co., Ltd.	JAPAN	CID000092
Tantalum	Ningxia Non-ferrous Metal Smeltery	CHINA	N/A
Tantalum	Power Resources Ltd.	NORTH MACEDONIA	N/A
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
Tantalum	Mineracao Taboca S.A.	BRAZIL	CID001175
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	CID003583
Tantalum	NPM Silmet AS	ESTONIA	CID001200
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211
Tantalum	Taki Chemical Co., Ltd.	JAPAN	CID001869
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969
Tantalum	CP Metals Inc.	UNITED STATES OF AMERICA	CID003402

Metal	Smelter or Refiner Name	Smelter or Refiner Country	Identification
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	CID002232
Tantalum	AMG Brasil	BRAZIL	CID001076
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA	CID000973
Tantalum	Duoluoshan	CHINA	CID000410
Tantalum	PRG Dooel	NORTH MACEDONIA	N/A
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	CID002307
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
Tin	Metallo Belgium N.V.	BELGIUM	CID002773
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Tin	Mineracao Taboca S.A.	BRAZIL	CID001173
Tin	Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL	CID000295
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	CID003325
Tin	Minsur	PERU	CID001182
Tin	PT Premium Tin Indonesia	INDONESIA	CID000313
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	CID002036
Tin	Soft Metais Ltda.	BRAZIL	CID001758
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538
Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478
Tin	PT Kijang Jaya Mandiri	INDONESIA	CID002829
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438
Tin	CRM Synergies	SPAIN	CID003524
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.”	CHINA	N/A
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Tin	Precious Minerals and Smelting Limited	INDIA	CID003409
Tin	PT DS Jaya Abadi	INDONESIA	CID001434
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468
Tin	Alpha	UNITED STATES OF AMERICA	CID000292
Tin	PT Mitra Sukses Globalindo	INDONESIA	CID003449
Tin	PT Sukses Inti Makmur	INDONESIA	CID002816
Tin	PT Rajehan Ariq	INDONESIA	CID002593
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760
Tin	Fenix Metals	POLAND	CID000468
Tin	Dowa	JAPAN	CID000402
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	CID003397
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399
Tin	Estanho de Rondonia S.A.	BRAZIL	CID000448
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503
Tin	PT Sumber Jaya Indah	INDONESIA	CID001471

Metal	Smelter or Refiner Name	Smelter or Refiner Country	Identification
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191
Tin	PT Eunindo Usaha Mandiri	INDONESIA	CID001438
Tin	PT Bangka Prima Tin	INDONESIA	CID002776
Tin	PT Bangka Serumpun	INDONESIA	CID003205
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	CID001539
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402
Tin	PT Menara Cipta Mulia	INDONESIA	CID002835
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Tin	Melt Metais e Ligas S.A.	BRAZIL	CID002500
Tin	PT Babel Surya Alam Lestari	INDONESIA	CID001406
Tin	PT Timah Tbk Kundur	INDONESIA	CID001477
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278
Tin	PT Timah Tbk Mentok	INDONESIA	CID001482
Tin	VQB Mineral and Trading Group JSC	VIET NAM	CID002015
Tin	PT O.M. Indonesia	INDONESIA	CID002757
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	CID003379
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	CID001231
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM	CID002834
Tin	Gejiu Jinye Mineral Company	CHINA	CID002859
Tin	PT Rajawali Rimba Perkasa	INDONESIA	CID003381
Tin	RSR Technologies	UNITED STATES OF AMERICA	N/A
Tin	PT Karimun Mining	INDONESIA	CID001448
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	CID003410
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703
Tin	Modeltech Sdn Bhd	MALAYSIA	CID002858
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696
Tin	Pongpipat Company Limited	MYANMAR	CID003208
Tin	Dowa Metaltech Co., Ltd. （Dowa）	JAPAN	N/A
Tin	Luna Smelter, Ltd.	RWANDA	CID003387
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA	CID001416
Tin	PT Lautan Harmonis Sejahtera	INDONESIA	CID002870
Tin	Super Ligas	BRAZIL	CID002756
Tin	Dragon Silver Holdings Limited	CHINA
Tin	PT Masbro Alam Stania	INDONESIA	CID003380
Tin	CV Gita Pesona	INDONESIA	CID000306
Tin	PT Bangka Kudai Tin	INDONESIA	CID001409
Tin	Ganzhou Liansheng metallurgical products Co. Ltd.	CHINA	N/A

Metal	Smelter or Refiner Name	Smelter or Refiner Country	Identification
Tin	Jin Zhi Dao Tin Co. Ltd	CHINA	N/A
Tin	PT Aries Kencana Sejahtera	INDONESIA	CID000309
Tin	CV Dua Sekawan	INDONESIA	CID002592
Tin	Metallo-Belgium N.V.	BELGIUM	N/A
Tin	Metallo Spain S.L.U.	SPAIN	CID002774
Tin	Muchuan Industrial Co. LTD	HONG KONG	N/A
Tin	Jinzhi Minerals Ltd.	CHINA	N/A
Tin	PT Bangka Tin Industry	INDONESIA	CID001419
Tin	PT Mitra Stania Prima	INDONESIA	CID001453
Tin	PT Bangka Putra Karya	INDONESIA	CID001412
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	CID001305
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	CID003486
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337
Tin	Comermet QuiM S.A. DE C.V.	MEXICO	N/A
Tin	Malaysia Smelting Corporation(MSC)	MALAYSIA	N/A
Tin	PT Inti Stania Prima	INDONESIA	CID002530
Tin	PT Panca Mega Persada	INDONESIA	CID001457
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	CID003116
Tin	O.M. Manufacturing Philippines, Inc.	UNKNOWN	N/A
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA	CID002848
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	CID002849
Tin	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	PT Prima Timah Utama	INDONESIA	CID001458
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA	CID002180
Tin	CV United Smelting	INDONESIA	CID000315
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	CID001063
Tin	Resind Industria e Comercio Ltda.	BRAZIL	CID002706
Tin	PT Refined Bangka Tin	INDONESIA	CID001460
Tin	PT Tommy Utama	INDONESIA	CID001493
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	CID003190
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844

Metal	Smelter or Refiner Name	Smelter or Refiner Country	Identification
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	CID003356
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	CID003582
Tin	PT Wahana Perkit Jaya	INDONESIA	CID002479
Tin	PT Bukit Timah	INDONESIA	CID001428
Tin	PT Timah Nusantara	INDONESIA	CID001486
Tin	Thaisarco	THAILAND	CID001898
Tin	CV Ayi Jaya	INDONESIA	CID002570
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	CID001142
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
Tungsten	ACL Metais Eireli	BRAZIL	CID002833
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	CID002830
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA	CID003609
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	CID003408
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	CID000568
Tungsten	Cronimet Brasil Ltda	BRAZIL	CID003468
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	CID002815
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	CID001889
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002542
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105
Tungsten	Masan High-Tech Materials	VIET NAM	CID002543
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA	CID003417
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000281
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	CID002641
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	CID002044
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION	CID003614
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	CID002645

Metal	Smelter or Refiner Name	Smelter or Refiner Country	Identification
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	CID002011
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA	CID003182
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319
Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.	CHINA	CID002647
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION	CID003612
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318
Tungsten	Artek LLC	RUSSIAN FEDERATION	CID003553
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	CID003416
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	CID002541
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	CID002535
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	CID000966
Tungsten	Philippine Chuangxin Industrial Co., Inc.	UNKNOWN	N/A
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	CID002845
Tungsten	A.L.M.T. Corp.	JAPAN	CID000004
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	CID002579
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF	CID003388
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	CID003427
Tungsten	CP Metals Inc.	UNITED STATES OF AMERICA	CID003448
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA	CID003401
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	CID002843
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID003407